UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the SEC Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to 14a-12

PLATINUM RESEARCH ORGANIZATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

SUPPLEMENT TO PROXY SOLICITATION MATERIAL

DATED April 29, 2008 – Page 1

September 5, 2008

Dear Stockholder:

Platinum Research Organization, Inc. has adjourned its Annual Meeting of Stockholders originally scheduled for May 28, 2008 to Thursday, September 25, 2008. The adjourned Annual Meeting is scheduled to be held at our offices, 2777 Stemmons Freeway, Suite 1440, Dallas, Texas 75207 at 10 a.m. Central Daylight Time on September 25, 2008. You are cordially invited to attend.

These materials include the formal notice of the adjourned Annual Meeting, Supplemental Solicitation Material, the Proxy Statement and a Proxy for your execution. After reading the Proxy Statement and the accompanying materials, please mark, date, sign and return, at your earliest convenience, the enclosed Proxy in the enclosed postage-paid envelope to ensure that your shares will be represented at the Annual Meeting. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ADJOURNED ANNUAL MEETING IN PERSON. In addition, we have enclosed a copy of our Annual Report on Form 10-KSB, which includes the company’s financial statements for the years ended December 31, 2007 and 2006.

Your vote is important, so please return your Proxy promptly. The Board of Directors and management look forward to seeing you at the meeting.

/s/ John T. Jaeger, Jr.
John T. Jaeger, Jr.
Chief Executive Officer

SUPPLEMENT TO PROXY SOLICITATION MATERIAL

DATED APRIL 29, 2008 – Page 2

NOTICE OF ADJOURNED

ANNUAL MEETING OF STOCKHOLDERS

to be held on

September 25, 2008

PLATINUM RESEARCH ORGANIZATION, INC.

2777 Stemmons Freeway, Suite 1440

Dallas, Texas 75207

To the Stockholders of Platinum Research Organization, Inc:

NOTICE IS HEREBY GIVEN that the adjourned Annual Meeting of Stockholders (the “Adjourned Annual Meeting”) of Platinum Research Organization, Inc., a Delaware corporation (the “Company”), will be held on Thursday, the 25th day of September, 2008, at 10:00 a.m. (local time), at the Company’s corporate offices, located at 2777 Stemmons Freeway, Suite 1440, Dallas, Texas 75207 to consider and vote upon the following matters:

1.	to elect five (5) directors to hold office until the next Annual Meeting of the stockholders of the Company and until their respective successors are elected and qualified, or upon their earlier death, resignation or removal from office;

2.	to ratify the appointment of Lane Gorman Trubitt, L.L.P. as the Company’s independent registered certified public accountants for the year ending December 31, 2008; and

3.	to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The close of business on August 27, 2008 (the “Record Date”) has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Adjourned Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Adjourned Annual Meeting. A list of stockholders entitled to vote at the Adjourned Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Adjourned Annual Meeting during ordinary business hours for the ten days preceding the Adjourned Annual Meeting at the Company’s offices at the address on this notice and at the Adjourned Annual Meeting.

Your vote is important. Whether or not you plan to attend the Adjourned Annual Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your Proxy before the Adjourned Annual Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

SUPPLEMENT TO PROXY SOLICITATION MATERIAL

DATED APRIL 29, 2008 – Page 3

Sincerely,

/s/ John T. Jaeger, Jr.
John T. Jaeger, Jr.
Chief Executive Officer

Dallas, Texas

September 5, 2008

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ADJOURNED ANNUAL MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE. ANY STOCKHOLDER GRANTING A PROXY MAY REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE BY DELIVERING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

SUPPLEMENT TO PROXY SOLICITATION MATERIAL

DATED APRIL 29, 2008 – Page 4

PLATINUM RESEARCH ORGANIZATION, INC.

2777 Stemmons Freeway, Suite 1440

Dallas, Texas 75207

SUPPLEMENT TO PROXY STATEMENT

relating to

ADJOURNED ANNUAL MEETING OF STOCKHOLDERS

to be held on September 25, 2008

INTRODUCTION

This Supplement to Proxy Statement is being furnished by the Board of Directors (the “Board”) of the Company, to holders of shares of Common Stock (the “Common Stock”) in connection with the solicitation by the Board of proxies to be voted at the adjourned Annual Meeting of Stockholders of the Company to be held on Thursday, September, 25 2008, and any postponements or adjournments thereof, for the purposes set forth in the preceding Notice of the Adjourned Annual Meeting of Stockholders.

The supplemental proxy solicitation materials of which this Supplement to Proxy Statement is a part are being mailed on or about September 5, 2008, to all holders of shares of Common Stock entitled to vote at the Adjourned Annual Meeting.

This Supplement to Proxy Statement is enclosed with the Company’s Proxy Statement dated April 29, 2008 (the “Proxy Statement”) and supplements or amends the Proxy Statement. References in the Proxy Statement to the Annual Meeting of Stockholders should be read as referring to the Adjourned Annual Meeting.

SOLICITATION AND REVOCABILITY OF PROXIES

The information under the caption “SOLICITATION AND REVOCABILITY OF PROXIES” on page 1 of the Proxy Statement remains the same for holders of Common Stock at the Adjourned Annual Meeting, with the following exceptions:

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Platinum Research Organization, Inc., a Delaware corporation (the “Company”) of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters on Thursday, September 25, 2008, at 10:00 a.m. (local time), and at any adjournments or postponements thereof (the “Adjourned Annual Meeting”). This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about September 5, 2008.

SUPPLEMENT TO PROXY SOLICITATION MATERIAL

DATED APRIL 29, 2008 – Page 5

QUORUM AND VOTING

The information under the caption “QUORUM AND VOTING” on page 1 of the Proxy Statement remains the same for holders of Common Stock at the Adjourned Annual Meeting, with the following exceptions:

Record Date. The record date for the Annual Meeting is August 27, 2008 (the “Record Date”).

Any proxies or votes previously solicited from holders of Common Stock by the Company’s Board of Directors will not be voted. You must vote again by one of the methods described on page 1 if you wish to have your shares voted in response to this solicitation by the Company’s Board of Directors.

MEETINGS AND COMMITTEES OF DIRECTORS

The information under the caption “MEETINGS AND COMMITTEES OF DIRECTORS” on page 7 of the Proxy Statement remains the same for holders of Common Stock at the Adjourned Annual Meeting, with the following exception:

The Board of Directors did hold its meeting on May 27, 2008.

ATTENDANCE AND COMPENSATION OF DIRECTORS

The information under the caption “ATTENDANCE AND COMPENSATION OF DIRECTORS” beginning on page 9 of the Proxy Statement remains the same for holders of Common Stock at the Adjourned Annual Meeting, with the following exception on page 9:

The Chairman of the Board of Directors, currently Mr. Plaskett, is also entitled to an additional retainer that was reduced, on May 28, 2008, from $50,000 per year to $35,000 per year also payable quarterly.

OTHER BUSINESS

Management of the Company is not aware of any other matters that are to be presented at the Adjourned Annual Meeting and has not been advised that other persons will present any such matters. However, if other matters properly come before the Adjourned Annual Meeting, the individuals named in the accompanying proxy card shall vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

David Hart

Corporate Secretary

September 5, 2008

1

PROXY

PLATINUM RESEARCH ORGANIZATION, INC.

Adjourned Annual Meeting of Stockholders, September 25, 2008

This Proxy is Solicited on Behalf of the Board of Directors of Platinum Research Organization, Inc.

The undersigned revokes any previous proxies, acknowledges receipt of the notice of the Adjourned Annual Meeting of Stockholders to be held on September 25, 2008 and the Proxy Statement and appoints Thomas G. Plaskett, T. Allan McArtor and John T. Jaeger, Jr., and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of PLATINUM RESEARCH ORGANIZATION (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2008 Adjourned Annual Meeting of Stockholders of the Company to be held at 2777 Stemmons Freeway, Suite 1440, Dallas, Texas 75207 on September 25, 2008 at 10:00 a.m. CDT (the “Annual Meeting”), and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on this proxy card. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

(Continued and to be signed on the reverse side)

COMMENTS:

14475

ADJOURNED ANNUAL MEETING OF STOCKHOLDERS OF

PLATINUM RESEARCH ORGANIZATION, INC.

September 25, 2008

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

20530000000000001000 6	092508

The Board of Directors recommends a vote IN FAVOR OF the directors listed below and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified below, if no specification is made, this Proxy will be voted IN FAVOR OF the election of directors listed below and IN FAVOR OF proposal Two.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
1. Electionof Directors: To elect five directors to serve until the 2009 Annual Meeting of Stockholders or until their successors are duly elected and qualified.			2. Toratify the appointment of Lane Gorman Trubitt, LLP as the Company’s independent registered certified public accountants for the year ending December 31, 2008.	☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES	¡ Benjamin DuPont ¡ T. Allan McArtor ¡ Michael McMillan ¡ Thomas G. Plaskett ¡ John T. Jaeger, Jr.		You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendations. The Proxies cannot vote your shares unless you sign and return this card.
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES			PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
☐ FOR ALL EXCEPT (See instructions below)			TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.